Exhibit 1.1

Choice Hotels International, Inc.

Underwriting Agreement

March 17, 2014

Deutsche Bank Securities Inc.

60 Wall Street

New York, New York 10005

Ladies and Gentlemen:

Each of the holders of common stock, par value $0.01 per share (the “Common Stock”), of Choice Hotels International, Inc., a Delaware corporation (the “Company”), named on Schedule I hereto (each, a “Selling Shareholder”) proposes, subject to the terms and conditions stated herein, to sell to Deutsche Bank Securities Inc. (the “Underwriter”) the number of shares of Common Stock held by such Selling Shareholder set forth under “Underwritten Securities” on such Schedule I (all such shares held by all Selling Shareholders, in the aggregate amount of 3,000,000 shares of Common Stock, the “Underwritten Securities”) and, at the option of the Underwriter, up to the number of shares of Common Stock held by such Selling Shareholder set forth under “Option Securities” on such Schedule I (all such shares held by all Selling Shareholders, in the aggregate amount of 450,000 shares of Common Stock, the “Option Securities” and, together with the Underwritten Securities, the “Securities”).

1. The Company represents and warrants to, and agrees with, the Underwriter that:

(a) An “automatic shelf registration statement” as defined under Rule 405 under the Securities Act of 1933, as amended (the “Act”), on Form S-3 (File No. 333-194128) in respect of the Securities has been filed with the United States Securities and Exchange Commission (the “Commission”) not earlier than three years prior to the date hereof; such registration statement, and any post-effective amendment thereto, became effective on filing; and no stop order suspending the effectiveness of such registration statement or any part thereof has been issued and no proceeding for that purpose has been initiated or threatened by the Commission, and no notice of objection of the Commission to the use of such registration statement or any post-effective amendment thereto pursuant to Rule 401(g)(2) under the Act has been received by the Company (the base prospectus filed as part of such registration statement, in the form in which it has most recently been filed with the Commission on or prior to the date of this Agreement, is hereinafter called the “Basic Prospectus”; any preliminary prospectus (including a preliminary prospectus supplement) relating to the Securities filed with the Commission pursuant to Rule 424(b) under the Act is hereinafter called a “Preliminary Prospectus”; the various parts of such registration statement, including all exhibits thereto and including any prospectus supplement relating to the Securities that is filed with the Commission and deemed by virtue of Rule 430B under the Act to be part of such registration statement, each as amended at the time such part of the registration statement became effective, are hereinafter collectively called the “Registration Statement”; the Basic Prospectus, as amended and supplemented (including by any Preliminary Prospectus) prior to the Applicable Time (as defined in Section 1(c) hereof), is hereinafter called the “Pricing Prospectus”; the form of the final prospectus supplement relating to the Securities filed with the Commission pursuant to Rule 424(b) under the Act in accordance with Section 6(a) hereof is hereinafter called the “Prospectus”; any reference herein to the Registration Statement, the Basic Prospectus, the Pricing Prospectus, any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the Act, as of the date of such Registration Statement or prospectus; any reference to any amendment or supplement to the Registration Statement, the Basic Prospectus, any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include any post-effective amendment to the Registration Statement, any prospectus supplement relating to the Securities filed with the Commission pursuant to Rule 424(b) under the Act and any documents filed under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and incorporated therein, in each case after the date of the Basic Prospectus, such Preliminary Prospectus or the Prospectus, as the case may be; any reference to any amendment to the Registration Statement shall be deemed to refer to and include any documents and reports of the Company filed pursuant to Section 13(a) or 15(d) of the Exchange Act after the effective date of the Registration Statement that is incorporated by reference in the Registration Statement; and any “issuer free writing prospectus” as defined in Rule 433 under the Act relating to the Securities is hereinafter called an “Issuer Free Writing Prospectus”);

(b) No order preventing or suspending the use of any Preliminary Prospectus or any Issuer Free Writing Prospectus has been issued by the Commission, and each Preliminary Prospectus, at the time of filing thereof, conformed in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder, and did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by the Underwriter expressly for use therein (as set forth in Section 10(c) hereof);

(c) For the purposes of this Agreement, the “Applicable Time” is 8:00 am (Eastern time) on the date immediately following the date of this Agreement; the Pricing Prospectus, together with the information set forth on Exhibit A, taken together (collectively, the “Pricing Disclosure Package”) as of the Applicable Time, did not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and each Issuer Free Writing Prospectus listed on Schedule II hereto does not conflict with the information contained in the Registration Statement, the Pricing Prospectus or the Prospectus and each such Issuer Free Writing Prospectus, as supplemented by and taken together with the Pricing Disclosure Package as of the Applicable Time, did not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to statements or omissions made in an Issuer Free Writing Prospectus in reliance upon and in conformity with information furnished in writing to the Company by the Underwriter expressly for use therein (as set forth in Section 10(c) hereof);

2

(d) The documents incorporated by reference in the Registration Statement, the Pricing Prospectus and the Prospectus, when they became effective or were filed with the Commission, as the case may be, conformed in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; any further documents so filed and incorporated by reference in the Registration Statement and the Prospectus or any further amendment or supplement thereto, when such documents become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and no such documents were filed with the Commission since the Commission’s close of business on the business day immediately prior to the date of this Agreement and prior to the execution of this Agreement;

(e) The Registration Statement conforms, and the Pricing Prospectus and the Prospectus and any further amendments or supplements to the Registration Statement, the Pricing Prospectus and the Prospectus will conform, in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder and do not and will not, as of the applicable effective date as to each part of the Registration Statement and as of the applicable filing date as to the Pricing Prospectus and the Prospectus and any amendment or supplement thereto, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by the Underwriter expressly for use therein (as set forth in Section 10(c) hereof);

(f) Neither the Company nor any of its subsidiaries has sustained since the date of the latest audited financial statements included or incorporated by reference in the Pricing Prospectus any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Pricing Prospectus; and, since the respective dates as of which information is given in the Registration Statement and the Pricing Prospectus, there has not been any change in the capital stock or long term debt (other than under the Company’s senior secured credit facility) of the Company or any of its subsidiaries, other than (i) changes due to repurchases of the Company’s capital stock pursuant to previously announced repurchase programs or in connection with awards issued under the Company Stock Plans (as defined herein) and (ii) changes resulting from issuances of the Company’s capital stock under the Company Stock Plans, or any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, management, financial position, stockholders’ equity or results of operations of the Company and its subsidiaries, taken as a whole (collectively, a “Material Adverse Effect”), otherwise than as set forth or contemplated in the Pricing Disclosure Package;

3

(g) To the Company’s knowledge, except as disclosed in the Pricing Disclosure Package and the Prospectus (exclusive of any amendment or supplement thereto made after the date hereof), no disputes exist or, to the Company’s knowledge, are threatened with any franchisee of the Company or any of its subsidiaries that, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

(h) The Company and its subsidiaries have good and marketable title in fee simple to all real property and good and marketable title to all personal property owned by them, in each case free and clear of all liens, encumbrances and defects except such as are described in the Pricing Prospectus, the pledges granted by the Company to the lenders under the Company’s senior secured credit facility, dated July 25, 2012, or such as do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company and its subsidiaries or where the failure to have such title to be free and clear of such liens, encumbrances and defects would not, individually or in the aggregate, have a Material Adverse Effect; and any real property and buildings held under lease by the Company and its subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company and its subsidiaries;

(i) Each of the Company and the Company’s subsidiaries has been duly incorporated or formed and is validly existing as a corporation or limited liability company in good standing under the laws of the jurisdiction of its incorporation or formation, with power and authority (corporate and other) to own its properties and conduct its business as described in the Pricing Disclosure Package, and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, except where the failure to be so qualified or be in good standing would not, individually or in the aggregate, have a Material Adverse Effect;

(j) The Company has an authorized capitalization as set forth in the Registration Statement and the Pricing Disclosure Package and all of the issued shares of capital stock of the Company (including the Securities) have been duly and validly authorized and issued and are fully paid and non-assessable; and all of the issued shares of capital stock of each subsidiary of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and (except for directors’ qualifying shares and except as otherwise set forth in the Pricing Disclosure Package) are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims;

(k) This Agreement has been duly authorized, executed and delivered by the Company.

(l) The compliance by the Company with all of the provisions of this Agreement and the consummation of the transactions herein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its

4

subsidiaries is subject, nor will such action result in any violation of the provisions of the certificate of incorporation or by-laws of the Company or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties, except for such conflicts, breaches or violations (other than those in respect of the certificate of incorporation or by-laws of the Company) as would not, individually or in the aggregate, have a Material Adverse Effect; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the sale of the Securities or the consummation by the Company of the transactions contemplated by this Agreement except such as have been obtained under the Act and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Securities by the Underwriter pursuant to the terms hereof;

(m) Neither the Company nor any of its subsidiaries is in violation of its certificate of incorporation, by-laws or limited liability company agreement, as applicable, or any law, administrative regulation or administrative or court decree applicable to the Company or any of its subsidiaries or in default in the performance or observance of any obligation, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which it is a party or by which it or any of its properties may be bound, except in each case (other than with respect to any violation of the certificate of incorporation or by-laws of the Company) for any violation or default that would not, individually or in the aggregate, have a Material Adverse Effect;

(n) The statements set forth in the Pricing Prospectus and the Prospectus under the caption “Description of Capital Stock,” insofar as they purport to constitute a summary of the terms of the Securities, are accurate, complete and fair;

(o) Other than as set forth in the Pricing Disclosure Package, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property of the Company or any of its subsidiaries is the subject which, if determined adversely to the Company or any of its subsidiaries, would individually or in the aggregate have a Material Adverse Effect; and, to the best of the Company’s knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

(p) The Company is not and, after giving effect to the offering and sale of the Securities, will not be an “investment company,” as such term is defined in the Investment Company Act of 1940, as amended (the “Investment Company Act”);

(q)(i) (A) At the time of filing the Registration Statement, (B) at the time of the most recent amendment thereto for the purposes of complying with Section 10(a)(3) of the Act (whether such amendment was by post-effective amendment, incorporated report filed pursuant to Section 13 or 15(d) of the Exchange Act or form of prospectus), (C) at the time the Company or any person acting on its behalf (within the meaning, for this clause only, of Rule 163(c) under the Act) made any offer relating to the Securities in reliance on the exemption of Rule 163 under the Act and (D) at the Applicable Time, the Company was a “well-known seasoned issuer” as defined in Rule 405 under the Act; and (ii) at the earliest time after the filing of the Registration Statement that the Company or another offering participant made a bona fide offer (within the meaning of Rule 164(h)(2) under the Act) of the Securities, the Company was not an “ineligible issuer” as defined in Rule 405 under the Act;

5

(r) PricewaterhouseCoopers LLP, who have audited certain financial statements of the Company and its subsidiaries, and have audited the effectiveness of the Company’s internal control over financial reporting, are an independent registered public accounting firm as required by the Act and the applicable rules and regulations adopted by the Commission and the Public Company Accounting Oversight Board (United States) (“PCAOB”);

(s) The Company and its subsidiaries maintain systems of “internal control over financial reporting” (as defined in Rule 13a-15(f) of the Exchange Act) that comply with the requirements of the Exchange Act and have been designed by, or under the supervision of, their respective principal executive and principal financial officers, or persons performing similar functions, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. The Company and its subsidiaries maintain internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences and (v) the interactive data in eXtensible Business Reporting Language incorporated by reference in the Pricing Prospectus and the Prospectus fairly present the information called for in all material respects and are prepared in accordance with the Commission’s rules and guidelines applicable thereto. The Company’s internal control over financial reporting is effective and the Company is not aware of any material weaknesses or significant deficiencies in its internal control over financial reporting;

(t) Since the date of the latest audited financial statements included or incorporated by reference in the Pricing Prospectus, there has been no change in the Company’s internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting;

(u) The Company and its subsidiaries maintain an effective system of “disclosure controls and procedures” (as defined in Rule 13a-15(e) of the Exchange Act) that is designed to ensure that information required to be disclosed by the Company in reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms, including controls and procedures designed to ensure that such information is accumulated and communicated to the Company’s management as appropriate to allow timely decisions regarding required disclosure. The Company and its subsidiaries have carried out evaluations of the effectiveness of their disclosure controls and procedures as required by Rule 13a-15 of the Exchange Act; and such disclosure controls and procedures are effective;

(v) Neither the Company nor any of its subsidiaries nor, to the knowledge of the Company, any director, officer, agent, employee or other person associated with or acting on

6

behalf of the Company or any of its subsidiaries has (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; (ii) made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; (iii) violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977; or (iv) made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment;

(w) The operations of the Company and its subsidiaries are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Money Laundering Laws”) and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries with respect to the Money Laundering Laws is pending or, to the knowledge of the Company, threatened;

(x) Neither the Company nor any of its subsidiaries nor, to the knowledge of the Company, any director, officer, affiliate or person acting on behalf of the Company or any of its subsidiaries for purposes of this Agreement is currently the subject or target of any applicable sanctions administered or enforced by the U.S. Department of the Treasury’s Office of Foreign Assets Control or the U.S. Department of State and including, without limitation, the designation as a “specially designated national” or “blocked person”, the European Union, Her Majesty’s Treasury, or other relevant sanctions authority (collectively, “Sanctions”); nor is the Company located, organized or resident in a country or territory that is the subject or target of comprehensive territorial Sanctions, including Cuba, Iran, North Korea, Sudan, and Syria (each, a “Sanctioned Country”). For the past five years, the Company and its subsidiaries have not knowingly engaged in and none of them are now knowingly engaged in any dealings or transactions with any individual or entity, or in any country or territory, that at the time of the dealing or transaction is or was the subject or target of Sanctions or with any Sanctioned Country and that is prohibited under applicable Sanctions;

(y) The Company and, to the knowledge of the Company, its directors and officers, in their capacities as such, are in compliance in all material respects with the applicable provisions of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated in connection therewith, including Section 402 related to loans and Sections 302 and 906 related to certifications;

(z) The Company has not taken, directly or indirectly, any action designed to or that would be reasonably expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities;

(aa) The financial statements filed with the Commission as a part of or incorporated by reference in the Registration Statement and included or incorporated by reference in the Pricing Disclosure Package and the Prospectus present fairly in all material respects the consolidated financial position of the Company and its subsidiaries as of and at the dates indicated and the results of their operations and cash flows for the periods specified. The

7

supporting schedules, if any, included or incorporated by reference in the Registration Statement present fairly in all material respects the information required to be stated therein. Such financial statements and supporting schedules comply as to form in all material respects with the applicable accounting requirements of Regulation S-X and have been prepared in conformity with generally accepted accounting principles as applied in the United States applied on a consistent basis throughout the periods involved, except as may be expressly stated in the related notes thereto. No other financial statements or supporting schedules are required to be included or incorporated by reference in the Registration Statement. The interactive data in eXtensible Business Reporting Language incorporated by reference in the Registration Statement, the Pricing Disclosure Package and the Prospectus fairly present the information called for in all material respects and have been prepared in accordance with the Commission’s rules and guidelines applicable thereto;

(bb) Except as disclosed in the Registration Statement, the Pricing Disclosure Package and the Prospectus, there are no preemptive rights or other rights to subscribe for or to purchase any capital stock (including the Common Stock) of the Company and there are no outstanding options, warrants or other securities exercisable for, or any other securities convertible into or exchangeable for, any securities of the Company;

(cc) No person has the right to require the Company to register any securities for sale under the Act by reason of the filing of the Registration Statement with the Commission or the sale of the Common Stock and there are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Act with respect to any securities of the Company; and

(dd) The Common Stock (including the Securities) has been approved for listing on the New York Stock Exchange (the “NYSE”).

Any certificate signed by any officer of the Company and delivered to the Underwriter or counsel for the Underwriter in connection with the offering of the Securities shall be deemed a representation and warranty to the Underwriter by the Company as to the matters covered thereby.

2. Each Selling Shareholder, severally and not jointly, represents and warrants to, and agrees with, the Underwriter that:

(a) Except for such consents, approvals, authorizations and orders as have been obtained and made under the Act or from the Financial Industry Regulatory Authority or the NYSE and such as may be required under state securities or Blue Sky laws, all consents, approvals, authorizations and orders necessary for the execution and delivery by such Selling Shareholder of this Agreement, and for the sale and delivery of the Securities to be sold by such Selling Shareholder hereunder (the “Applicable Securities”), have been obtained, except for such consents, approvals, authorizations and orders as would not have an adverse effect in any material respect on such Selling Shareholder’s ability to perform its obligations under this Agreement; such Selling Shareholder has full right, power and authority to enter into this Agreement and to sell, assign, transfer and deliver the Applicable Securities to be sold by such Selling Shareholder hereunder; such sale, assignment, transfer and delivery of the Applicable Securities has been duly authorized by such Selling Shareholder; and this Agreement has been duly authorized, executed and delivered by such Selling Shareholder;

8

(b) The sale of the Applicable Securities and the compliance by such Selling Shareholder with its obligations under this Agreement will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any statute, indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which such Selling Shareholder is a party or by which such Selling Shareholder is bound or to which any of the property or assets of such Selling Shareholder is subject, or (ii) result in any violation of (A) the provisions of any organizational documents of such Selling Shareholder (if such Selling Shareholder is not a natural person) or (B) any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over such Selling Shareholder or the property of such Selling Shareholder, except in the case of clauses (i) and (ii)(B) as would not adversely affect in any material respect such Selling Shareholder’s ability to perform its obligations hereunder;

(c) Such Selling Shareholder is the record owner of the Applicable Securities free and clear of all liens, encumbrances, equities or claims and has duly indorsed the Applicable Securities in blank, and assuming (i) payment for the Applicable Securities by the Underwriter pursuant to this Agreement, (ii) delivery of the Applicable Securities to The Depository Trust Company (“DTC”) on the Closing Date (as defined herein) or the Additional Closing Date (as defined herein), as the case may be, and registration of the Applicable Securities in the name of DTC or another nominee designated by DTC in the records maintained by the Company, (iii) that DTC is a “securities intermediary” (as defined in Section 8-101(a)(14) of the Uniform Commercial Code as in effect in the State of New York (the “UCC”)) and a “clearing corporation” within the meaning of Section 8-102(a)(5) of the UCC, (iv) indication by book entry that the Applicable Securities have been credited by DTC to a “securities account” (as defined in Section 8-501(a) of the UCC) of the Underwriter maintained with DTC and (v) that the Underwriter acquires its interest in the Applicable Securities without notice of any adverse claim (within the meaning of Section 8-105 of the UCC), the Underwriter will acquire a security entitlement (within the meaning of Section 8-102(a)(17) of the UCC) to the Applicable Securities, and no action based on an adverse claim (as defined in Section 8-102(a)(1) of the UCC) may be asserted against the Underwriter with respect to such security entitlement;

(d) Such Selling Shareholder has not taken and will not take, directly or indirectly, any action which is designed to or which has constituted or which might reasonably be expected to cause or result in the unlawful stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Applicable Securities;

(e) To the extent that any statements made in the Registration Statement, the Pricing Disclosure Package, the Prospectus or any Issuer Free Writing Prospectus are made in reliance upon and in conformity with written information furnished to the Company by such Selling Shareholder expressly for use therein (it being understood that the only such information consists of the name of and the number of Applicable Securities owned by such Selling Shareholder (and the accompanying footnotes), and the number of Applicable Securities to be sold by such Selling Shareholder pursuant to the Registration Statement, all as set forth in the table under the caption “Selling Stockholders” in the Pricing Prospectus (the “Selling

9

Shareholder Information”)), the Registration Statement, the Pricing Disclosure Package, the Prospectus or any Issuer Free Writing Prospectus, when they become effective or are filed with the Commission, as the case may be, will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

(f) Such Selling Shareholder has delivered or will deliver to the Underwriter prior to or at the Closing Date a properly completed and executed IRS Form W-9, certifying that it is exempt from backup withholding (or other applicable form such as IRS Form W-8BEN in lieu thereof, establishing an exemption from backup withholding);

(g) Neither such Selling Shareholder nor (if such Selling Shareholder is not a natural person) any of its subsidiaries nor (if such Selling Shareholder is not a natural person), to the knowledge of such Selling Shareholder, any director, officer, affiliate or person acting on behalf of such Selling Shareholder or any of its subsidiaries for purposes of this Agreement is currently the subject or target of any Sanctions, nor is such Selling Shareholder located, organized or resident in a Sanctioned Country. For the past five years, such Selling Shareholder and (if such Selling Shareholder is not a natural person) its subsidiaries have not knowingly engaged in, and none of them are now knowingly engaged in any dealings or transactions with any individual or entity, or in any country or territory, that at the time of the dealing or transaction is or was the subject or target of Sanctions or with any Sanctioned Country and that is prohibited under applicable Sanctions; and

(h) Such Selling Shareholder is not in possession of any “material nonpublic information” (as such phrase has been interpreted under the U.S. federal securities laws) concerning the Company or any of its subsidiaries which is not set forth in the Registration Statement, the Pricing Disclosure Package and the Prospectus, and the sale of the Applicable Securities by such Selling Shareholder pursuant hereto is not prompted by any such material nonpublic information.

Any certificate signed by any Selling Shareholder or any officer of any Selling Shareholder and delivered to the Underwriter or counsel for the Underwriter in connection with the offering of the Securities shall be deemed a representation and warranty to the Underwriter by such Selling Shareholder as to the matters covered thereby.

3.(a) Each Selling Shareholder, severally and not jointly, agrees to sell the Underwritten Securities set forth opposite such Selling Shareholder’s name on Schedule I hereto to the Underwriter as provided in this Agreement, and the Underwriter, on the basis of the representations, warranties and agreements set forth herein and subject to the terms and conditions set forth herein, agrees to purchase from such Selling Shareholder such Underwritten Securities at a price per share of Common Stock of $45.92 (the “Purchase Price”).

(b) In addition, each Selling Shareholder, severally and not jointly, agrees to sell the Option Securities set forth opposite such Selling Shareholder’s name on Schedule I hereto to the Underwriter as provided in this Agreement, and the Underwriter, on the basis of the representations, warranties and agreements set forth herein and subject to the terms and conditions set forth herein, shall have the option to purchase from such Selling Shareholder such Option Securities at the Purchase Price.

10

If less than the full amount of Option Securities are to be purchased, the number of Option Securities to be purchased by the Underwriter from each Selling Shareholder shall be calculated on a pro rata basis among all the Selling Shareholders, subject, however, to such adjustments to eliminate any fractional Option Securities as the Underwriter in its sole discretion shall make.

The Underwriter may exercise the option to purchase Option Securities at any time in whole, or from time to time in part, on or before the thirtieth day following the date of the Prospectus, by written notice from the Underwriter to the Company. Such notice shall set forth the aggregate number of Option Securities as to which the option is being exercised and the date and time when the Option Securities are to be delivered and paid for, which may be the same date and time as the Closing Date but shall not be earlier than the Closing Date or later than the tenth full New York Business Day (as defined herein) after the date of such notice. Any such notice shall be given at least two business days prior to the date and time of delivery specified therein.

(c) The Company and the Selling Shareholders understand that the Underwriter intends to make a public offering of the Securities as soon after the effectiveness of this Agreement as in the judgment of the Underwriter is advisable, and initially to offer the Securities on the terms set forth in the Prospectus. The Company and the Selling Shareholders acknowledge and agree that the Underwriter may offer and sell Securities to or through any affiliate of the Underwriter.

4.(a) Payment for the Securities shall be made by wire transfer in immediately available funds to the respective accounts specified by each Selling Shareholder to the Underwriter, in the case of the Underwritten Securities, at the offices of Pillsbury Winthrop Shaw Pittman LLP, 1540 Broadway, New York, New York 10036 (the “Closing Location”) at 10:00 A.M., New York City time on March 21, 2014 or at such other time or place on the same or such other date, not later than the fifth business day thereafter, as the Underwriter, the Selling Shareholders and the Company may agree upon in writing or, in the case of the Option Securities, on the date and at the time and place specified by the Underwriter in the written notice of the Underwriter’s election to purchase such Option Securities pursuant to Section 3(b) hereof. The time and date of such payment for the Underwritten Securities is referred to herein as the “Closing Date,” and the time and date for such payment for the Option Securities, if other than the Closing Date, is herein referred to as the “Additional Closing Date.”

(b) Payment for the Securities to be purchased on the Closing Date or the Additional Closing Date, as the case may be, shall be made against delivery to the Underwriter for the account of the Underwriter of the Securities to be purchased on such date. Delivery of the Securities shall be made through the facilities of DTC unless the Underwriter shall otherwise instruct, and the Securities shall be registered in such names and in such denominations as the Underwriter shall request.

11

5. The documents to be delivered on the Closing Date or the Additional Closing Date, as the case may be, by or on behalf of the parties hereto pursuant to Section 9 hereof, including the cross-receipt for the Securities (as applicable) and any additional documents requested by the Underwriter pursuant to Section 9 hereof, will be delivered at the Closing Location. For the purposes of this Agreement, “New York Business Day” shall mean each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in New York City are generally authorized or obligated by law or executive order to close.

6. The Company agrees with the Underwriter:

(a) To prepare the Prospectus in a form approved by the Underwriter and to file such Prospectus pursuant to Rule 424(b) under the Act not later than the Commission’s close of business on the second business day following the date of this Agreement; to make no further amendment or any supplement to the Registration Statement, the Basic Prospectus or the Prospectus prior to the Closing Date which shall be disapproved by the Underwriter promptly after reasonable notice thereof; to advise the Underwriter, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective or any amendment or supplement to the Prospectus has been filed and to furnish the Underwriter with copies thereof; to file promptly all material required to be filed by the Company with the Commission pursuant to Rule 433(d) under the Act; to file promptly all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of the Prospectus and for so long as the delivery of a prospectus (or in lieu thereof, the notice referred to in Rule 173(a) under the Act) is required in connection with the offering or sale of the Securities; to advise the Underwriter, promptly after it receives notice thereof, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any prospectus in respect of the Securities, of any notice of objection of the Commission to the use of the Registration Statement or any post-effective amendment thereto pursuant to Rule 401(g)(2) under the Act, if the Company becomes the subject of a proceeding under Section 8A of the Act in connection with the offering of the Securities, of the suspension of the qualification of the Securities for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement or the Prospectus or for additional information; and, in the event of the issuance of any stop order or of any order preventing or suspending the use of any prospectus or suspending any such qualification, to promptly use its best efforts to obtain the withdrawal of such order; and in the event of any such issuance of a notice of objection, promptly to take such steps including, without limitation, amending the Registration Statement or filing a new registration statement, at its own expense, as may be necessary to permit offers and sales of the Securities by the Underwriter (references herein to the Registration Statement shall include any such amendment or new registration statement);

(b) If required by Rule 430B(h) under the Act, to prepare a form of prospectus in a form approved by the Underwriter and to file such form of prospectus pursuant to Rule 424(b) under the Act not later than may be required by Rule 424(b) under the Act; and to make no further amendment or supplement to such form of prospectus which shall be disapproved by the Underwriter promptly after reasonable notice thereof;

12

(c) If by the third anniversary (the “Renewal Deadline”) of the initial effective date of the Registration Statement, any of the Securities remain unsold by the Underwriter, the Company will file, if it has not already done so and is eligible to do so, a new automatic shelf registration statement relating to the Securities, in a form satisfactory to the Underwriter. If at the Renewal Deadline the Company is no longer eligible to file an automatic shelf registration statement, the Company will, if it has not already done so, file a new shelf registration statement relating to the Securities, in a form satisfactory to the Underwriter and will use its reasonable efforts to cause such registration statement to be declared effective within 180 days after the Renewal Deadline. The Company will take all other action necessary or appropriate to permit the public offering and sale of the Securities to continue as contemplated in the expired registration statement relating to the Securities. References herein to the Registration Statement shall include such new automatic shelf registration statement or such new shelf registration statement, as the case may be;

(d) Promptly from time to time to take such action as the Underwriter may reasonably request to qualify the Securities for offering and sale under the securities laws of such jurisdictions as the Underwriter may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Securities, provided that in connection therewith the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction;

(e) To furnish the Underwriter with written and electronic copies of the Pricing Disclosure Package in such quantities as it may reasonably request. If at any time prior to delivery of the Prospectus to the Underwriter (i) any event shall occur or condition shall exist as a result of which the Pricing Disclosure Package as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or (ii) it is necessary to amend or supplement the Pricing Disclosure Package to comply with the Act or the Exchange Act, the Company will promptly notify the Underwriter thereof and will upon its request prepare and furnish to the Underwriter such amendments or supplements to the Pricing Disclosure Package (or any document to be filed with the Commission and incorporated by reference therein) as the Underwriter may from time to time reasonably request so that the statements in the Pricing Disclosure Package as so amended or supplemented (including such documents to be incorporated by reference therein) will not, in light of the circumstances under which they were made, be misleading or so that the Pricing Disclosure Package will comply with the Act or the Exchange Act.

(f) Prior to 3:00 p.m., New York City time, on the second New York Business Day next succeeding the date of this Agreement and from time to time, to furnish the Underwriter with written and electronic copies of the Prospectus in New York City in such quantities as the Underwriter may reasonably request, and, if the delivery of a prospectus (or in lieu thereof, the notice referred to in Rule 173(a) under the Act) is required at any time prior to the expiration of nine months after the time of issue of the Prospectus in connection with the

13

offering or sale of the Securities and if at such time any event shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus (or in lieu thereof, the notice referred to in Rule 173(a) under the Act) is delivered, not misleading, or, if for any other reason it shall be necessary during such same period to amend or supplement the Prospectus or to file under the Exchange Act any document incorporated by reference in the Prospectus in order to comply with the Act or the Exchange Act, to notify the Underwriter and upon its request to file such document and to prepare and furnish without charge to the Underwriter and to any dealer in securities as many written and electronic copies as the Underwriter may from time to time reasonably request of an amended Prospectus or a supplement to the Prospectus which will correct such statement or omission or effect such compliance; and in case the Underwriter is required to deliver a prospectus (or in lieu thereof, the notice referred to in Rule 173(a) under the Act) in connection with sales of any of the Securities at any time nine months or more after the time of issue of the Prospectus, upon the Underwriter’s request and at the Underwriter’s expense, to prepare and deliver to the Underwriter as many written and electronic copies as it may request of an amended or supplemented Prospectus complying with Section 10(a)(3) of the Act;

(g) To make generally available to its securityholders as soon as practicable, but in any event not later than sixteen months after the effective date of the Registration Statement (as defined in Rule 158(c) under the Act), an earnings statement of the Company and its subsidiaries (which need not be audited) complying with Section 11(a) of the Act and the rules and regulations of the Commission thereunder (including, at the option of the Company, Rule 158);

(h) For a period of 45 days after the date of the Prospectus, the Company will not (i) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, or file with the Commission a registration statement under the Act relating to, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock, or publicly disclose the intention to make any offer, sale, pledge, disposition or filing, or (ii) enter into any swap or other agreement that transfers, in whole or in part, any of the economic consequences of ownership of the Common Stock or any such other securities, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of Common Stock or such other securities convertible into or exercisable or exchangeable for Common Stock, in cash or otherwise, without the prior written consent of the Underwriter, other than (A) any shares of Common Stock, restricted stock, options to purchase shares of Common Stock or other equity-based awards issued under (or pursuant to awards granted under) the Company’s 1997 Long Term Incentive Plan, the Company’s 2006 Long Term Incentive Plan, and any other equity compensation plan, deferred compensation plan or dividend reinvestment plan of the Company in effect on the date hereof (together, the “Company Stock Plans”) and (B) the registration under the Act of securities referenced in clause (A); and

(i) To pay the required Commission filing fees relating to the Securities within the time required by Rule 456(b)(1) under the Act without regard to the proviso therein and otherwise in accordance with Rules 456(b) and 457(r) under the Act.

14

7.(a) (i) The Company represents and agrees that, without the prior consent of the Underwriter, it has not made and will not make any offer relating to the Securities that would constitute a “free writing prospectus” as defined in Rule 405 under the Act;

(ii) The Underwriter represents and agrees that, without the prior consent of the Company, other than customary Bloomberg communications, it has not made and will not make any offer relating to the Securities that would constitute a free writing prospectus; and

(iii) Any such free writing prospectus the use of which has been consented to by the Company and the Underwriter is listed on Schedule II hereto.

(b) The Company has complied and will comply with the requirements of Rule 433 under the Act applicable to any Issuer Free Writing Prospectus, including timely filing with the Commission or retention where required and legending; and

(c) The Company agrees that if at any time following issuance of an Issuer Free Writing Prospectus any event occurred or occurs as a result of which such Issuer Free Writing Prospectus would conflict with the information in the Registration Statement, the Pricing Prospectus or the Prospectus or would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances then prevailing, not misleading, the Company will give prompt notice thereof to the Underwriter and, if requested by the Underwriter, will prepare and furnish without charge to the Underwriter an Issuer Free Writing Prospectus or other document which will correct such conflict, statement or omission; provided, however, that this covenant shall not apply to any statements or omissions in an Issuer Free Writing Prospectus made in reliance upon and in conformity with information furnished in writing to the Company by the Underwriter expressly for use therein.

8.(a) The Company covenants and agrees with the Underwriter that the Company will pay or cause to be paid the following: (i) the fees, disbursements and expenses of the Company’s counsel and accountants in connection with the registration of the Securities under the Act and all other expenses in connection with the preparation, printing, reproduction and filing of the Registration Statement, the Basic Prospectus, any Preliminary Prospectus, any Issuer Free Writing Prospectus and the Prospectus and amendments and supplements thereto and the mailing and delivering of copies thereof to the Underwriter and dealers; (ii) the cost of printing or producing any agreement among underwriters, this Agreement, any Blue Sky memorandum, closing documents (including any compilations thereof) and any other documents in connection with the offering, purchase, sale and delivery of the Securities; (iii) all expenses in connection with the qualification of the Securities for offering and sale under state securities laws as provided in Section 6(d) hereof, including the reasonable fees and disbursements of counsel for the Underwriter in connection with such qualification and in connection with any Blue Sky survey; and (iv) all other costs and expenses incident to the performance of the Company’s obligations hereunder which are not otherwise specifically provided for in this Section. It is understood, however, that, except as provided in this Section, and Sections 10 and 11 hereof, the Underwriter will pay all of its own costs and expenses, including the fees of its counsel and any advertising expenses connected with any offers it may make.

15

(b) Each Selling Shareholder, severally and not jointly, will pay the following expenses incident to the performance of its obligations under this Agreement: (i) any stock or other transfer taxes and any stamp or other taxes or duties payable in connection with the sale or delivery of its Securities to the Underwriter hereunder, (ii) the fees and disbursements of its counsel and accountants, and (iii) commissions with respect to the Securities sold by it to the Underwriter hereunder (and such Selling Shareholder hereby authorizes the payment of any such amounts by deduction from the proceeds of the Securities to be sold by such Selling Shareholder to the Underwriter under this Agreement).

9. The obligations of the Underwriter hereunder shall be subject, in its discretion, to the condition that all representations and warranties and other statements of the Company and the Selling Shareholders herein are, on the date hereof and as of the Closing Date or the Additional Closing Date, as the case may be, true and correct, the condition that the Company and the Selling Shareholders shall have performed all of their obligations hereunder theretofore to be performed, and the following additional conditions:

(a) The Prospectus shall have been filed with the Commission pursuant to Rule 424(b) under the Act within the applicable time period prescribed for such filing by the rules and regulations under the Act and in accordance with Section 6(a) hereof; any material required to be filed by the Company pursuant to Rule 433(d) under the Act, shall have been filed with the Commission within the applicable time periods prescribed for such filings by Rule 433; no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission and no notice of objection of the Commission to the use of the Registration Statement or any post-effective amendment thereto pursuant to Rule 401(g)(2) under the Act shall have been received; no stop order suspending or preventing the use of the Prospectus or any Issuer Free Writing Prospectus shall have been initiated or threatened by the Commission and no proceedings for such purpose shall have been instituted or threatened by the Commission; and all requests for additional information on the part of the Commission shall have been complied with to the Underwriter’s reasonable satisfaction;

(b)(i) Counsel for the Selling Shareholders (which counsel shall be reasonably satisfactory to the Underwriter and may be more than one counsel) shall have furnished to the Underwriter their written opinion or opinions (substantially in the form attached as Annex II-1 hereto), dated the Closing Date or the Additional Closing Date, as the case may be, in form and substance satisfactory to the Underwriter, and (ii) Cahill Gordon & Reindel LLP, special counsel for the Selling Shareholders shall have furnished to the Underwriter its written opinion (the form of which is attached as Annex II-2 hereto) dated the Closing Date or the Additional Closing Date, as the case may be, in form and substance satisfactory to the Underwriter;

(c) Hogan Lovells US LLP, counsel for the Company, shall have furnished to the Underwriter its written opinion (the form of which is attached as Annex III hereto), dated the Closing Date or the Additional Closing Date, as the case may be, in form and substance satisfactory to the Underwriter;

16

(d) Pillsbury Winthrop Shaw Pittman LLP, counsel for the Underwriter, shall have furnished to the Underwriter its written opinion, dated the Closing Date or the Additional Closing Date, as the case may be, in form and substance satisfactory to the Underwriter;

(e) On the date of the Prospectus at a time prior to the execution of this Agreement, at 9:30 a.m., New York City time, on the effective date of any post effective amendment to the Registration Statement filed subsequent to the date of this Agreement and also at the Closing Date or the Additional Closing Date, as the case may be, PricewaterhouseCoopers LLP shall have furnished to the Underwriter a “comfort letter” or “bringdown comfort letter”, as the case may be, dated the respective dates of delivery thereof, in form and substance satisfactory to the Underwriter and PricewaterhouseCoopers LLP;

(f)(i) Neither the Company nor any of its subsidiaries shall have sustained since the date of the latest audited financial statements included or incorporated by reference in the Pricing Prospectus any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Pricing Disclosure Package, and (ii) since the respective dates as of which information is given in the Pricing Prospectus there shall not have been any change in the capital stock or long term debt (other than under the Company’s senior secured credit facility) of the Company or any of its subsidiaries, other than (i) changes due to repurchases of the Company’s capital stock pursuant to previously announced repurchase programs or in connection with awards issued under the Company Stock Plans and (ii) changes resulting from issuances of the Company’s capital stock under the Company Stock Plans, or any change, or any development involving a prospective change, in or affecting the general affairs, management, financial position, stockholders’ equity or results of operations of the Company and its subsidiaries, otherwise than as set forth or contemplated in the Pricing Disclosure Package, the effect of which, in any such case described in clause (i) or (ii), is in the Underwriter’s judgment so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Securities on the terms and in the manner contemplated in the Pricing Disclosure Package;

(g) On or after the Applicable Time there shall not have occurred any of the following: (i) a suspension or material limitation in trading in securities generally on the NYSE; (ii) a suspension or material limitation in trading in the Company’s securities on the NYSE; (iii) a general moratorium on commercial banking activities declared by either federal or New York State authorities or a material disruption in commercial banking or securities settlement or clearance services in the United States; (iv) the outbreak or escalation of hostilities involving the United States or the declaration by the United States of a national emergency or war or (v) the occurrence of any other calamity or crisis or any change in financial, political or economic conditions in the United States or elsewhere, if the effect of any such event specified in clause (iv) or (v) in the Underwriter’s judgment makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Securities on the terms and in the manner contemplated in the Pricing Disclosure Package;

(h) The Company shall have complied with the provisions of Section 6(e) hereof with respect to the furnishing of prospectuses on the New York Business Day next succeeding the date of this Agreement;

17

(i) The Company shall have furnished or caused to be furnished to the Underwriter at the Closing Date or the Additional Closing Date, as the case may be, certificates of an officer of the Company satisfactory to the Underwriter as to the accuracy of the representations and warranties of the Company herein at and as of such time, as to the performance by the Company of all of its obligations hereunder to be performed at or prior to such time, as to the matters set forth in subsections (a) and (f) of this Section and as to such other matters as the Underwriter may reasonably request; and

(j) The “lock-up” agreements between each of the Selling Shareholders, on the one hand, and the Underwriter, on the other hand, in each case substantially in the form attached hereto as Annex I, shall have been executed and delivered to the Underwriter.

10.(a) The Company will indemnify and hold harmless the Underwriter against any losses, claims, damages or liabilities, joint or several, to which the Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon, (i) an untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein, not misleading, or (ii) an untrue statement or alleged untrue statement of a material fact contained in the Basic Prospectus, any Preliminary Prospectus, the Pricing Prospectus or the Prospectus, or any amendment or supplement thereto, any Issuer Free Writing Prospectus or any “issuer information” filed or required to be filed pursuant to Rule 433(d) under the Act, or caused by any omission or alleged omission to state therein a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, and will reimburse the Underwriter for any legal or other expenses reasonably incurred by the Underwriter in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, the Basic Prospectus, the Pricing Prospectus or the Prospectus, or any amendment or supplement thereto, or any Issuer Free Writing Prospectus, in reliance upon and in conformity with (x) written information furnished to the Company by or on behalf of the Underwriter expressly for use therein (as set forth in Section 10(c) hereof) or (y) the Selling Shareholder Information.

(b) Each Selling Shareholder, severally and not jointly, will indemnify and hold harmless the Underwriter against any losses, claims, damages or liabilities, joint or several, to which the Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon, (i) an untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein, not misleading, or (ii) an untrue statement or alleged untrue statement of a material fact contained in the Basic Prospectus, any Preliminary Prospectus, the Pricing Prospectus or the Prospectus, or any amendment or supplement thereto, any Issuer Free Writing Prospectus or any “issuer information” filed or required to be filed pursuant to Rule 433(d) under the Act, or caused by any omission or alleged omission to state therein a material fact necessary in order to make the

18

statements therein, in the light of the circumstances under which they were made, not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement, the Basic Prospectus, the Pricing Prospectus or the Prospectus or any such amendment or supplement thereto, or any Issuer Free Writing Prospectus, in reliance upon and in conformity with the Selling Shareholder Information, and will reimburse the Underwriter for any legal or other expenses reasonably incurred by the Underwriter in connection with investigating or defending any such action or claim as such expenses are incurred.

(c) The Underwriter will indemnify and hold harmless the Company and each Selling Shareholder against any losses, claims, damages or liabilities to which the Company or any Selling Shareholder may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon, (i) an untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein, not misleading, or (ii) an untrue statement or alleged untrue statement of a material fact contained in the Basic Prospectus, any Preliminary Prospectus, the Pricing Prospectus or the Prospectus, or any amendment or supplement thereto, any Issuer Free Writing Prospectus, or caused by any omission or alleged omission to state therein a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement, the Basic Prospectus, any Preliminary Prospectus, the Pricing Prospectus or the Prospectus or any such amendment or supplement thereto, or any Issuer Free Writing Prospectus, in reliance upon and in conformity with written information furnished to the Company by the Underwriter expressly for use therein; and will reimburse the Company and the Selling Shareholders for any legal or other expenses reasonably incurred by the Company or the Selling Shareholders in connection with investigating or defending any such action or claim as such expenses are incurred. The Company and the Selling Shareholders hereby acknowledge that the only information that the Underwriter has furnished to the Company expressly for use in the Registration Statement, the Basic Prospectus, any Preliminary Prospectus, the Pricing Prospectus or the Prospectus or any such amendment or supplement thereto, or any Issuer Free Writing Prospectus are the statements set forth in the Pricing Prospectus and the Prospectus in the third paragraph, the tenth paragraph, the eleventh paragraph, the twelfth paragraph, the thirteenth paragraph and the fourteenth paragraph under “Underwriting”.

(d) Promptly after receipt by an indemnified party under subsection (a), (b) or (c) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the

19

indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation unless (i) the indemnifying party and the indemnified party shall have mutually agreed to the contrary; (ii) the indemnifying party has failed within a reasonable time after notice of the institution of such action to retain counsel reasonably satisfactory to the indemnified party; (iii) the indemnified party shall have reasonably concluded, after consultation with counsel, that there may be legal defenses available to it that are different from or in addition to those available to the indemnifying party; or (iv) the named parties in any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified person and the indemnified party has been advised by counsel that the representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any indemnified party.

(e) If the indemnification provided for in this Section 10 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a), (b) or (c) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party who is obligated under subsection (a), (b) or (c) above with respect to such losses, claims, damages or liabilities shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Selling Shareholders and the Company, on the one hand, and the Underwriter, on the other hand, from the offering of the Securities. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under subsection (d) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company or the Selling Shareholders, on the one hand, and the Underwriter, on the other hand, in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Selling Shareholders, on the one hand, and the Underwriter, on the other hand, shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Selling Shareholders bear to the total commissions received by the Underwriter, in each case as set forth in the table on the cover page of the Prospectus. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Selling Shareholders, on the one hand, or the Underwriter, on the other hand, and the parties’ relative intent,

20

knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company, the Selling Shareholders and the Underwriter agree that it would not be just and equitable if contribution pursuant to this subsection (e) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (e). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (e) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (e), the Underwriter shall not be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which the Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. Each Selling Shareholder’s obligations under this section shall be several (and not joint) and such Selling Shareholder shall not be required to contribute any amount in excess of the net proceeds received by such Selling Shareholder from the sale of the Applicable Securities pursuant to this Agreement. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

(f) The obligations of the Company and the Selling Shareholders under this Section 10 shall be in addition to any liability which the Company and the Selling Shareholders may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls the Underwriter within the meaning of the Act and each officer, director and any affiliate of the Underwriter; and the obligations of the Underwriter under this Section 10 shall be in addition to any liability which the Underwriter may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company and the Selling Shareholders and to each person, if any, who controls the Company or the Selling Shareholders within the meaning of the Act.

11. If this Agreement shall be terminated pursuant to Section 9(g) hereof, the Company and the Selling Shareholders shall not then be under any liability to the Underwriter except as provided in Sections 8 and 10 hereof; but, if for any other reason, the Securities are not delivered by or on behalf of any Selling Shareholder as provided herein, the Selling Shareholders will jointly and severally reimburse the Underwriter for all out of pocket expenses, including fees and disbursements of counsel, reasonably incurred by the Underwriter in making preparations for the purchase, sale and delivery of the Securities, but the Company and the Selling Shareholders shall then be under no further liability to the Underwriter except as provided in Sections 8 and 10 hereof.

12. The respective indemnities, agreements, representations, warranties and other statements of the Company, the Selling Shareholders or any of their respective officers and of the Underwriter, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of the Underwriter or any controlling person of the Underwriter, or the Company, or any Selling Shareholder, or any officer or director or controlling person of the Company or any Selling Shareholder, and shall survive delivery of and payment for the Securities or any termination of this Agreement except as provided in Section 11 hereof.

21

13. All statements, requests, notices and agreements hereunder shall be in writing, and if to the Underwriter shall be delivered or sent by mail, telex or facsimile transmission to Deutsche Bank Securities Inc., 60 Wall Street, 2nd Floor, New York, New York 10005, Attention: Equity Capital Markets—Syndicate Desk, fax: (212) 797-9344, with a copy to Deutsche Bank Securities Inc., 60 Wall Street, 36th Floor, New York, New York 10005, Attention: General Counsel, fax: (212) 797-4564; if to the Company shall be delivered or sent by mail, telex or facsimile transmission to the address of the Company set forth in the Registration Statement, Attention: Secretary; and if to any Selling Shareholder shall be delivered or sent by mail, telex or facsimile transmission to the address of such Selling Shareholder set forth on Schedule I hereto. Any such statements, requests, notices or agreements shall take effect upon receipt thereof.

In accordance with the requirements of the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)), the Underwriter is required to obtain, verify and record information that identifies its clients, including the Selling Shareholders, which information may include the name and address of its clients, as well as other information that will allow the Underwriter to properly identify its clients.

14. This Agreement shall be binding upon, and inure solely to the benefit of, the Underwriter, the Company, the Selling Shareholders and, to the extent provided in Sections 10 and 12 hereof, the officers and directors of the Company and of each Selling Shareholder (if such Selling Shareholder is not a natural person) and each person who controls the Company, any Selling Shareholder that is not a natural person or the Underwriter, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. No purchaser of any of the Securities from the Underwriter shall be deemed a successor or assign by reason merely of such purchase.

15. Time shall be of the essence of this Agreement. As used herein, the term “business day” shall mean any day when the Commission’s office in Washington, D.C. is open for business.

16. The Company and each of the Selling Shareholders acknowledges and agrees that (i) the purchase and sale of the Securities pursuant to this Agreement is an arm’s-length commercial transaction between the Selling Shareholders, on the one hand, and the Underwriter, on the other, (ii) in connection therewith and with the process leading to such transaction the Underwriter is acting solely as a principal and not the agent or fiduciary of the Company or any Selling Shareholder, (iii) the Underwriter has not assumed an advisory or fiduciary responsibility in favor of the Company or any Selling Shareholder with respect to the offering contemplated hereby or the process leading thereto (irrespective of whether the Underwriter has advised or is currently advising the Company or any Selling Shareholder on other matters) or any other obligation to the Company or any Selling Shareholder except the obligations expressly set forth in this Agreement and (iv) the Company and each of the Selling Shareholders has consulted its own legal and financial advisors to the extent it deemed appropriate. The Company and each of the Selling Shareholders agrees that it will not claim that the Underwriter has rendered advisory services of any nature or respect, or owes a fiduciary or similar duty to the Company or any Selling Shareholder, in connection with such transaction or the process leading thereto.

22

17. This Agreement supersedes all prior agreements and understandings (whether written or oral) among the Company, the Selling Shareholders and the Underwriter, or any of them, with respect to the subject matter hereof.

18. THIS AGREEMENT AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO THIS TRANSACTION SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS THAT WOULD RESULT IN THE APPLICATION OF ANY LAW OTHER THAN THE LAWS OF THE STATE OF NEW YORK. Each of the Company and the Selling Shareholders agrees that any suit or proceeding arising in respect of this agreement or our engagement will be tried exclusively in the U.S. District Court for the Southern District of New York or, if that court does not have subject matter jurisdiction, in any state court located in The City and County of New York and each of the Company and the Selling Shareholders agrees to submit to the jurisdiction of, and to venue in, such courts.

19. The Company, each of the Selling Shareholders and the Underwriter hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

20. This Agreement may be executed by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such respective counterparts shall together constitute one and the same instrument.

If the foregoing is in accordance with your understanding, please sign and return to us one for the Company and the Selling Shareholders and the Underwriter plus one for each counsel counterparts hereof, and upon the acceptance hereof by you, this Agreement and such acceptance hereof shall constitute a binding agreement among the Underwriter, the Company and each of the Selling Shareholders.

[Signature pages follow]

23

Very truly yours, CHOICE HOTELS INTERNATIONAL, INC.

By:	/s/ DAVID L. WHITE

Name:	David L. White

Title:	Senior Vice President, Chief Financial Officer & Treasurer

Underwriting Agreement

Very truly yours,

SELLING SHAREHOLDER:

Entity Name:	Commonweal Foundation, Inc.

By:	/S/ BARBARA J. BAINUM

Print Name:	Barbara J. Bainum

Title:	President

Underwriting Agreement

Very truly yours,

SELLING SHAREHOLDER:

Entity Name:	Posadas Holdings, LLC

By:	/S/ CHRISTINE A. SHREVE

Print Name:	Christine A. Shreve

Title:	Manager

Underwriting Agreement

Very truly yours,

SELLING SHAREHOLDER:

Entity Name:	Sweetwater Holdings, LLC

By:	/S/ CHRISTINE A. SHREVE

Print Name:	Christine A. Shreve

Title:	Manager

Underwriting Agreement

Very truly yours,

SELLING SHAREHOLDER:

Entity Name:	Todd Renschler Revocable Trust

By:	/s/ TODD S. RENSCHLER

Print Name:	Todd S. Renschler

Title:	Trustee

Underwriting Agreement

Very truly yours,

SELLING SHAREHOLDER:

Entity Name:	The Brian Bainum G Trust

By:	/S/ BRUCE D. BAINUM

Print Name:	Bruce D. Bainum

Title:	Trustee

Underwriting Agreement

Very truly yours,

SELLING SHAREHOLDER:

Entity Name:	The Blake Bainum G Trust

By:	/S/ BRUCE D. BAINUM

Print Name:	Bruce D. Bainum

Title:	Trustee

Underwriting Agreement

Very truly yours,

SELLING SHAREHOLDER:

Entity Name:	The Brooke Bainum G Trust

By:	/S/ BRUCE D. BAINUM

Print Name:	Bruce D. Bainum

Title:	Trustee

Underwriting Agreement

Very truly yours,

SELLING SHAREHOLDER:

Entity Name:	The Eric S. Froom Declaration of Trust

By:	/s/ ERIC S. FROOM

Print Name:	Eric S. Froom

Title:	Trustee

Underwriting Agreement

Very truly yours,

SELLING SHAREHOLDER:

Entity Name:	The Barbara J. Bainum Declaration of Trust

By:	/s/ BARBARA J. BAINUM

Print Name:	Barbara J. Bainum

Title:	Trustee

Underwriting Agreement

Very truly yours,

SELLING SHAREHOLDER:

Entity Name:	Froom Trust J under the Roberta D.
Bainum Grantor Retained Annuity
Trust dated September 5, 1996

By:	/S/ BARBARA J. BAINUM

Print Name:	Barbara J. Bainum

Title:	Trustee

Underwriting Agreement

Very truly yours,

SELLING SHAREHOLDER:

Entity Name:	The Ryan Froom G Trust

By:	/S/ ROBERTA D. BAINUM

Print Name:	Roberta D. Bainum

Title:	Trustee

Underwriting Agreement

Very truly yours,

SELLING SHAREHOLDER:

Entity Name:	The Eric Froom G Trust

By:	/S/ ROBERTA D. BAINUM

Print Name:	Roberta D. Bainum

Title:	Trustee

Underwriting Agreement

Very truly yours,

SELLING SHAREHOLDER:

Entity Name:	The Alexander Froom G Trust

By:	/S/ ROBERTA D. BAINUM

Print Name:	Roberta D. Bainum

Title:	Trustee

Underwriting Agreement

Accepted as of the date hereof:

DEUTSCHE BANK SECURITIES INC.

By:	/S/ MARK SCHWARTZ

Name:	Mark Schwartz

Title:	Managing Director

By:	/S/ JEREMY FOX

Name:	Jeremy Fox

Title:	Managing Director

Underwriting Agreement

Exhibit A

Pricing Information Provided Orally by Underwriters

Public offering price per share of Common Stock: $46.65

Schedule I

Selling Shareholders

Name	Underwritten Securities	Option Securities
Commonweal Foundation, Inc.	1,387,063	208,060
Barbara J. Bainum Declaration of Trust	262,459	61,358
Froom Trust J under the Roberta D. Bainum Grantor Retained Annuity Trust dated September 5, 1996	85,552	0
The Eric Froom G Trust	53,778	0
The Ryan Froom G Trust	43,808	0
The Alexander Froom G Trust	60,032	0
Sweetwater Holdings, LLC	284,985	80,408
The Brian Bainum G Trust	69,340	0
The Blake Bainum G Trust	68,696	0
The Brooke Bainum G Trust	23,854	0
Posadas Holdings, LLC	505,939	100,174
Todd Renschler Revocable Trust	146,594	0
The Eric S. Froom Declaration of Trust	7,900	0
Total	3,000,000	450,000

Schedule II

Issuer Free Writing Prospectuses

None

Annex I

Form of Lock-Up Agreement

March 17, 2014

Deutsche Bank Securities Inc.

60 Wall Street

New York, New York 10005

Re:	Choice Hotels International, Inc. —- Public Offering

Ladies and Gentlemen:

The undersigned understands that you, as underwriter (the “Underwriter”), propose to enter into an Underwriting Agreement (the “Underwriting Agreement”) with Choice Hotels International, Inc., a Delaware corporation (the “Company”), and the Selling Shareholders identified therein, providing for the public offering (the “Public Offering”) by the Underwriter of shares of common stock, par value $0.01 per share, of the Company (the “Common Stock”) owned by certain shareholders of the Company.

In consideration of the Underwriter’s agreement to make the Public Offering of the Common Stock, and for other good and valuable consideration receipt of which is hereby acknowledged, the undersigned hereby agrees that, without the prior written consent of the Underwriter, the undersigned will not, during the period ending 60 days after the date of the prospectus relating to the Public Offering (the “Prospectus”), (1) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock (including without limitation, Common Stock or such other securities which may be deemed to be beneficially owned by the undersigned in accordance with Section 13(d) of the Securities Exchange Act of 1934 (and the rules and regulations promulgated thereunder)) or publicly disclose the intention to make any such offer, sale, pledge or disposition, (2) enter into any swap or other agreement that transfers, in whole or in part, any of the economic consequences of ownership of the Common Stock or such other securities, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise or (3) make any demand for, or exercise any right with respect to, the registration of any shares of Common Stock or any security convertible into or exercisable or exchangeable for Common Stock, in each case other than (A) Common Stock to be sold in connection with the Public Offering, (B) transactions relating to shares of Common Stock or other securities acquired in open market transactions occurring after the completion of the Public Offering, (C) transfers of shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock as a bona fide gift or gifts, (D) distributions of shares of Common Stock to limited or general partners, members or stockholders of the undersigned, (E) the exercise of an option to purchase shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock granted on or prior to date of the Prospectus under the Company Stock Plans (as defined in the Underwriting Agreement) or otherwise, (F) transfers of Common Stock or any security convertible into or exercisable or exchangeable for Common Stock to a member or members of the undersigned’s immediate family or to any trust for the direct benefit of the undersigned or the immediate family of the undersigned or to any other entity that is controlled by such persons, (G) transfers of Common Stock or any security convertible into or exercisable or exchangeable for Common Stock to a corporation, partnership, limited liability company, investment fund or other entity that controls or is controlled by, or is under common control with, the undersigned, or is wholly-owned by the undersigned and/or by members of the undersigned’s immediate family, (H) transfers of Common Stock or any security convertible into or exercisable or exchangeable for Common Stock to charitable organizations, family foundations or donor-advised funds at sponsoring organizations, (I) sales pursuant to an existing trading plan established to provide an affirmative defense pursuant to Rule 10b5-1 under the Exchange Act provided that you have been informed of such existing plan prior to or in connection with the execution of this Letter Agreement by the undersigned, or (J) pledges of Common Stock pursuant to any credit agreement in existence on the date hereof or any refinancing or replacement thereof; provided that in the case of any transfer or distribution pursuant to clause (C),(D), (E), (F), (G) or (H), each donee, transferee or distributee shall be bound in writing by the restrictions set forth herein for the balance of the 60-day restricted period. The undersigned hereby agrees that if a filing under the Securities Exchange Act of 1934 or other public announcement shall be required or made voluntarily in connection with any transfer by or distribution to the undersigned pursuant to this paragraph, it shall notify the Underwriter in writing at least three business days prior to the date of such filing or other public announcement. For purposes of this Letter Agreement, “immediate family” shall mean any relationship by blood, marriage or adoption, not more remote than first cousin.

If any record or beneficial owner of Common Stock that has executed a lock-up in the form of this Letter Agreement is granted an early release from the restrictions described herein during the 60 day restricted period (whether in one or multiple releases), then all holders that have executed a lock-up agreement in the form of this Letter Agreement shall also be granted an early release from their obligations hereunder on a pro rata basis based on the maximum percentage of shares held by any such record or beneficial holder being released from such holder’s lock-up agreement. The Underwriter shall use commercially reasonable efforts to provide notice to the Company (which notice the Company will forward to each holder that has executed a lock-up agreement in the form of this Letter Agreement) upon the occurrence of a release of a stockholder of its obligations under any lock-up agreement executed in connection with the Public Offering that gives rise to a corresponding release of other holders pursuant to the terms of this paragraph; provided that the failure to give such notice shall not give rise to any claim or liability against the Underwriter.

In furtherance of the foregoing, the Company, and any duly appointed transfer agent for the registration or transfer of the securities described herein, are hereby authorized to decline to make any transfer of securities if such transfer would constitute a violation or breach of this Letter Agreement.

The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this Letter Agreement. All authority herein conferred or agreed to be conferred and any obligations of the undersigned shall be binding upon the successors, assigns, heirs or personal representatives of the undersigned.

The undersigned understands that, if the Underwriting Agreement does not become effective, or if the Underwriting Agreement (other than the provisions thereof which survive termination) shall terminate or be terminated prior to payment for and delivery of the Common Stock to be sold thereunder, the undersigned shall be released from all obligations under this Letter Agreement. The undersigned understands that the Underwriter is entering into the Underwriting Agreement and proceeding with the Public Offering in reliance upon this Letter Agreement.

[Signature page follows]

This Letter Agreement and any claim, controversy or dispute arising under or related to this Letter Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to the conflict of laws principles thereof.

Very truly yours, [NAME OF SELLING SHAREHOLDER]

By:
Name:
Title:

Annex II-1

Form of Opinion of Selling Shareholder Outside Counsel

1.	Insofar as the laws of the State of [ ] are applicable thereto, (i) the sale of the Applicable Securities has been duly authorized by the Selling Shareholder and (ii) the Agreement has been duly authorized, executed and delivered by or on behalf of the Selling Shareholder.

2.	The sale of the Applicable Securities will not (a) violate any organizational document of the Selling Shareholder, or (b) violate Applicable Law (as defined below) or any order known to [me][us] of any court or governmental agency or body having jurisdiction over the Selling Shareholder, except in the case of clause (b) above for such violations that would not prohibit the Selling Shareholder from performing its obligations under the Agreement.

3.	To my knowledge, no consent, approval, authorization or order of any governmental agency or body or any court is required to be obtained by the Selling Shareholder under the Applicable Law for the consummation by the Selling Shareholder of the sale of the Applicable Securities as contemplated by the Agreement.

For purposes of this opinion, the term “Applicable Law” means the laws of the State of [            ] that in [my][our] experience are normally applicable to the sale of shares by the Selling Shareholder, but without having made any special investigation, except that “Applicable Law” does not include any federal or state securities or Blue Sky laws or the antifraud laws of any jurisdiction or, in each case, any rules or regulations thereunder.

Annex II-2

Form of Opinion of Selling Shareholder Outside Special Counsel

Assuming (a) payment for the Applicable Securities by the Underwriter pursuant to the Agreement, (b) delivery of the Applicable Securities to The Depository Trust Company (the “Clearing Corporation”) on the Closing Date or the Additional Closing Date, as the case may be, and registration of the Applicable Securities in the name of the Clearing Corporation or another nominee designated by the Clearing Corporation in the records maintained by or on behalf of the Company, (c) that the Clearing Corporation is a “securities intermediary” (as defined in Section 8-101(a)(14) of the Uniform Commercial Code as in effect in the State of New York (the “UCC”)) and a “clearing corporation” within the meaning of Section 8-102(a)(5) of the UCC, (d) indication by book entry that the Applicable Securities have been credited by the Clearing Corporation to a “securities account” (as defined in Section 8-501(a) of the UCC) of the Underwriter maintained with the Clearing Corporation and (e) that the Underwriter acquires its interest in the Applicable Securities without notice of any adverse claim (within the meaning of Section 8-105 of the UCC), the Underwriter will have acquired a “security entitlement” (as defined in Section 8-102(a)(17) of the UCC) with respect to the Applicable Securities and no action based on an “adverse claim” (as defined in Section 8-102(a)(1) of the UCC) to such Applicable Securities may be asserted against the Underwriter with respect to such security entitlement. For purposes of this opinion we have further assumed that with respect to the Clearing Corporation, the “securities intermediary’s jurisdiction” within the meaning of Section 8-110(e) of the UCC is New York.

Annex III

Form of Opinion of Hogan Lovells US LLP

1.	The Company is validly existing as a corporation and in good standing under the laws of the State of Delaware as of the date of the Good Standing Certificate.

2.	The Company has the corporate power to execute, deliver and perform its obligations under the Agreement and to own, lease and operate its current properties and to conduct its business as described in the Pricing Disclosure Package and the Prospectus.

3.	The Agreement has been duly authorized, executed and delivered by the Company.

4.	The Shares are validly issued, fully paid and non-assessable.

5.	No holder of outstanding shares of Common Stock of the Company has any statutory preemptive right under the DGCL or Applicable Federal Law.

6.	The Common Stock conforms as to legal matters in all material respects to the description thereof set forth in the Pricing Disclosure Package and the Prospectus under the caption “Description of Capital Stock”.

7.	At the time the Registration Statement became effective and at the date hereof, the Registration Statement, the Pricing Disclosure Package and the Prospectus (except for the financial statements and supporting schedules included therein, as to which we express no opinion), excluding the documents incorporated by reference therein, comply as to form in all material respects with the requirements of the Securities Act and the applicable rules and regulations thereunder.

8.	The documents incorporated by reference in the Prospectus pursuant to Item 12 of Form S-3 under the Securities Act (other than the financial statements and schedules and financial information and data included therein or omitted therefrom, as to which we express no opinion), at the time they were filed with the Commission, complied as to form in all material respects with the requirements of the Exchange Act, and the regulations thereunder.

9.	The execution, delivery and performance on the date hereof by the Company of the Agreement do not (i) violate the DGCL or the Certificate of Incorporation or Bylaws of the Company, (ii) violate any provision of Applicable Federal Law or any provision of Applicable State Law, (iii) breach or constitute a default under any of the Company Contracts (except that we express no opinion with respect to any matters that would require a mathematical calculation or a financial or accounting determination) or (iv) violate any of the Company Orders.

10.	No approval or consent of, or registration or filing with, any federal governmental agency or any New York or Delaware governmental agency is required to be obtained or made by the Company under Applicable Federal Law, Applicable State Law or the DGCL in connection with the execution, delivery and performance on the date hereof by the Company of the Agreement.

Anx. III-1

11.	The Company is not an “investment company” within the meaning of the Investment Company Act, as amended.

12.	Based solely upon our review of the information regarding the Company provided through the EDGAR System on the Commission’s website, the Registration Statement became effective under the Securities Act, and, to our knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued under the Securities Act and no proceedings for that purpose have been instituted or threatened by the Commission.

* * * * *

Subject to the foregoing, we confirm to you that, on the basis of the information we gained in the course of performing the services referred to above, no facts have come to our attention that cause us to believe that:

(a) the Registration Statement, as of the date of the Agreement, insofar as it relates to the offering of the Securities by the Selling Shareholders, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

(b) the Prospectus, as of its date and as of the date hereof, insofar as it relates to the offering of the Securities by the Selling Shareholders, contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

(c) the Pricing Disclosure Package, as of 8:00 A.M. (New York City time) on March 18, 2014 (which you have informed us is a time prior to the time of the first sale of the Securities by the Underwriter), insofar as it relates to the offering of the Securities by the Selling Shareholders, contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

(d) there are any legal or governmental proceedings pending or threatened against the Company that are required to be disclosed in the Registration Statement, the Pricing Disclosure Package, or the Prospectus, other than those disclosed therein; or

(e) there are any contracts or documents of a character required to be described in the Registration Statement, the Pricing Disclosure Package, or the Prospectus or to be filed as exhibits to the Registration Statement that are not described or referred to therein or so filed;

Anx. III-2

provided that in making the foregoing statements, we do not express any belief with respect to the financial statements and supporting schedules and other financial or accounting information and data derived from such financial statements and schedules or the books and records of the Company or assessments of or reports on the effectiveness of internal control over financial reporting contained or incorporated by reference in or omitted from the Registration Statement, the Pricing Disclosure Package, or the Prospectus.

Anx. III-3